UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2023
Outbrain Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40643	20-5391629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 West 19th Street
New York, NY 10011
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (646) 867-0149

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05    Costs Associated with Exit or Disposal Activities
On May 31, 2023, Outbrain Inc. (the "Company") announced a reduction in its global workforce of approximately 10%, to adjust to the continued macroeconomic uncertainty, create additional operating efficiencies, and support the Company’s strategic growth and profitability objectives.

The Company began notifying the affected employees of their termination on May 31, 2023, and expects to realize annualized expense cost savings of approximately $12 million to $14 million, excluding the one-time charges below. The Company expects approximately half of the annualized impact to be realized in 2023, with the balance of the annualized costs savings to be realized in 2024.

The Company expects to incur pre-tax cash charges of approximately $1 million to $2 million in connection with the workforce reduction, primarily related to employee severance and related benefit costs. The majority of these charges are expected to be incurred during the second quarter of 2023.

The charges that the Company expects to incur in connection with the workforce reduction and the projected cost savings are estimates and are based on certain assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from such estimates.

Outbrain will provide further information about these cost-savings efforts in connection with the release of Outbrain’s second quarter earnings.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements may include, without limitation, statements generally relating to possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “guidance,” “outlook,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” "foresee,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions or are not statements of historical fact. We have based these forward-looking statements largely on our expectations and projections regarding future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors, including but not limited to: the timing and execution of, and the expected benefits from, our workforce reduction and other cost-saving measures; any changes in management’s plans, assumptions, estimates and projections with respect to the workforce reduction; the impact of the workforce reduction on our business or strategy; overall advertising demand and traffic generated by our media partners; factors that affect advertising demand and spending, such as the continuation or worsening of unfavorable economic or business conditions or downturns, instability or volatility in financial markets, and other events or factors outside of our control, such as U.S. and global recession concerns, geopolitical concerns, including the ongoing conflict between Russia and Ukraine, supply chain issues, inflationary pressures, labor market volatility, and the pace of recovery or any resurgences of the COVID-19 pandemic; risks and uncertainties related to the recent closure of Silicon Valley Bank and other bank disruptions; our ability to continue to innovate, and adoption by our advertisers and media partners of our expanding solutions; the success of our sales and marketing investments, which may require significant investments and may involve long sales cycles; our ability to grow our business and manage growth effectively; our ability to compete effectively against current and future competitors; the loss of one or more of our large media partners, and our ability to expand our advertiser and media partner relationships; our ability to maintain our revenues or profitability despite quarterly fluctuations in our results, whether due to seasonality, large cyclical events, or other causes; the risk that our research and development efforts may not meet the demands of a rapidly evolving technology market; any failure of our recommendation engine to accurately predict user engagement, any deterioration in the quality of our recommendations or failure to present interesting content to users or other factors which may cause us to experience a decline in user engagement or loss of media partners; limits on our ability to collect, use and disclose data to deliver advertisements; our ability to extend our reach into evolving digital media platforms; our ability to maintain and scale our technology platform; our ability to meet demands on our infrastructure and resources due to future growth or otherwise; outages or disruptions that impact us or our service providers, resulting from cyber incidents, or failures or loss of our infrastructure, which could adversely affect our business; significant fluctuations in currency exchange rates; political and regulatory risks in the various markets in which we operate; the challenges of compliance with differing and changing regulatory requirements; and the risks described in the section entitled “Risk Factors” in the Annual Report on Form 10-K filed for the year ended December 31, 2022 and in subsequent reports filed with the SEC. Accordingly, you should not rely upon forward-looking statements as an indication of future performance. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or will occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We undertake no obligation and do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events or otherwise, except as required by law.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBRAIN INC.
Date: May 31, 2023	By:	/s/ David Kostman
Name: David Kostman
Title: Co-Chief Executive Officer

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